Patent Assets	6 Months Ended
Jun. 30, 2011
Patent Assets
Patent Assets

6. Patent Assets

Changes in the carrying value of patent assets during the periods ended are as follows (in thousands):

	December 31,
	2009	2010	June 30, 2011
			(unaudited)
Balance, beginning of period	$55,792	$82,759	$126,508
Acquisition of patent assets	61,558	88,639	41,151
Adjustments to patent asset purchase price	(2,616)	—	—
Reclass to assets held-for-sale	—	(80)	—
Sale of patent assets	(15,032)	(500)	—
Loss on sale of patent assets	—	(1,423)	—
Amortization expense	(16,943)	(42,887)	(27,815)

Balance, end of period	$82,759	$126,508	$139,844

The Company's acquired patent assets are comprised of intellectual property rights that relate to information technologies used by companies in a variety of industries, including software, ecommerce, semiconductors, financial services, mobile communications, consumer electronics and networking.

The Company amortizes each acquired portfolio of patent assets on a straight-line basis over its estimated economic useful life. As of December 31, 2009, December 31, 2010 and June 30, 2011 (unaudited), the estimated economic useful lives of the Company's patent assets generally ranged from 24 to 60 months. As of June 30, 2011, the weighted average estimated economic useful life was 49 months (unaudited).

The following table summarizes the expected future annual amortization expense of patent assets as of December 31, 2010 (in thousands):

Year Ending
2011	$51,688
2012	38,764
2013	25,021
2014	8,858
Thereafter	2,177

Total estimated future amortization expense	$126,508

Amortization expense was approximately $2.4 million for the period from inception (July 15, 2008) through December 31, 2008, and $16.9 million and $42.9 million for the years ended December 31, 2009 and 2010, respectively. Amortization expense was approximately $10.0 and $27.8 million for the six months ended June 30, 2010 and 2011, respectively (unaudited).

Structured Acquisitions

Structured acquisitions are transactions involving patent assets that may cost more than the Company is prepared to spend with its own capital resources or that are relevant only to a very small number of clients. In such transactions, the Company may work to acquire these assets with financial assistance from the particular clients against whom they are being or may be asserted. Such clients either pay amounts separate from their subscription fee or, less frequently, lend the Company funds to be used in the transaction. As discussed in the revenue recognition policy in Note 2, in certain instances, the Company may treat the contributions from the clients on a gross or net basis depending on the specific facts and circumstances of the transaction. In the event that such contributions are recognized on a net basis, the Company will capitalize the acquired asset that relates to its non-contributing clients. As a result, the cost basis of the acquired patent rights excludes the amounts paid by the contributing client.

Barter Transactions

During the year ended December 31, 2009, the Company entered into two transactions where it granted a subscription agreement to a client in exchange for patent assets. The Company accounts for non-monetary exchanges in accordance with ASC 845, Non-monetary Transactions ("ASC 845"), which requires non-monetary exchanges to be based on the fair value of the assets or services involved. ASC 845 further clarifies that the cost of the non-monetary asset acquired in exchange for another non-monetary asset is the fair value of the asset exchanged to obtain it. In each of the non-monetary transactions that the Company completed, the subscription agreement exchanged as consideration for the acquired patent assets was valued using the Company's standard fee schedule in effect, together with standard discounting practices offered at the time of the transaction. Given that this is the same pricing methodology that the Company uses in arm's-length monetary transactions, it considers the resulting value of the subscription agreement to be indicative of both its fair value and the fair value of the assets received. During the year ended December 31, 2009, the total fair value of subscription services exchanged for patent assets was $3.2 million. No gain or loss was recorded for either of these exchanges. There were no barter transactions during the year ended December 31, 2010 or during the six months ended June 30, 2011 (unaudited).

Adjustment to Patent Asset Purchase Price

On November 3, 2009, the Company executed an amendment to a patent license and sublicense agreement. The original agreement provided that the Company would obtain the additional right to grant perpetual sublicenses to its clients for the patent assets associated with the agreement upon payment of $3.5 million on or before December 12, 2009. Accordingly, this amount was recorded in current other obligations at its fair value of $3.2 million at December 31, 2008. The amended agreement revised the payment amount to $850,000 and the payment date to November 6, 2009. This resulted in a reduction in the patent asset carrying value as well as a reduction to the underlying payment obligation. See Note 10.

Sale of Patent Assets

During the period from inception (July 15, 2008) to December 31, 2008, the Company entered into one patent asset sale transaction for total cash consideration of $55,000. During the year ended December 31, 2009, the Company entered into two patent asset sale transactions for total cash consideration of $15.0 million. The amount of cash consideration received for each of the sales from 2008 and 2009 approximated the respective carrying amount of the patent assets sold. As a result, no gain or loss was recorded for these transactions. There were no assets held for sale at December 31, 2008 or 2009. During the year ended December 31, 2010, the Company entered into two patent asset sale transactions for total cash consideration of $500,000 resulting in a loss of $75,000. In October 2010, the Company committed to sell certain patent assets and accepted an offer from a third party to purchase these patent assets for $80,000 in November 2010 and reduced the carrying value accordingly. As a result, the Company recorded a $1.3 million loss, which is reflected in the consolidated statement of operations for the year ended December 31, 2010. This loss was partially offset by an $887,000 gain recognized in November 2010 from the forgiveness of a portion of the non-recourse financing secured by these patent assets. The Company included these patent assets for sale as a component of prepaids and other current assets on the consolidated balance sheet as of December 31, 2010 and the sale was consummated in January 2011. No other patent asset sales transactions occurred during the six months ended June 30, 2011 (unaudited).